SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                               April 18, 2005
                               --------------
                               Date of Report
                     (Date of earliest event reported)


                             LipidViro Tech, Inc.
                             --------------------
           (Exact name of registrant as specified in its charter)



       Utah                      000-49655                   87-0678927
       ----                      ---------                   ----------
(State or other           (Commission File Number)         (IRS Employer
jurisdiction of                                          Identification No.)
 incorporation)

                          1338 South Foothill Dr. #126
                           Salt Lake City, Utah 84108
                           --------------------------
                   (Address of Principal Executive Offices)

                               (801) 583-9900
                               --------------
                       (Registrant's Telephone Number)

                                       N/A
        (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01 Entry into a Material Agreement.
------------------------------------------

     On April 18, 2005, LipidViro Tech, Inc. (our "Company," "we," "our," "us" or words of similar import) executed a Securities Purchase Option Agreement (the "Agreement") with Lombard, Inc. ("Lombard"), whereby we purchased for $1.00, an option to acquire 7,875,000 shares of our common stock, for a period of 48 months from the date of the Agreement, for a purchase price of $600,000. The Agreement is attached hereto and incorporated herein by reference. See
Item 9.01.

Item 9.01   Financial Statements and Exhibits.
            ----------------------------------

         (c) Exhibits.

Description of Exhibit                          Exhibit Number
----------------------                          --------------

Securities Purchase Option Agreement                10.1


                           SIGNATURES

          Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         LIPIDVIRO TECH, INC.


Dated: 5/3/2005                          /s/ Kenneth P. Hamik
       --------                          ----------------------
                                         Kenneth P. Hamik
                                         President and Director